UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): June 9, 2020
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CURO GROUP HOLDINGS CORP.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3527 North Ridge Road, Wichita, Kansas		67205
(Address of Principal Executive Offices)		(Zip Code)

(316) 772-3801
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2of the Securities Exchange Act of 1934(§240.12b-2of this chapter).

        Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 5.07 Submission of Matters to a Vote of Security Holders

On June 9, 2020, CURO Group Holdings Corp. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”), at which the stockholders elected three directors and approved three other proposals. The proposals voted upon at the Annual Meeting and the final results of the stockholder vote on each proposal were as follows:

(a) Election of Directors – Terms Expiring in 2023

The stockholders elected three candidates nominated by the Board of Directors to serve as directors for three-year terms expiring at the annual meeting of stockholders to be held in 2023 or until their respective successors, if any, have been elected and are qualified. The following sets forth the results of the voting with respect to each candidate:

Nominee	For	Withheld	Broker Non-Votes
Chris Masto	31,659,091	350,989	3,606,609
Doug Rippel	31,652,211	357,869	3,606,609
Dale E. Williams	31,923,697	86,383	3,606,609

(b)  Approval of Proposed Amendment to the Company’s Certificate of Incorporation

The stockholders approved the proposed amendment to the Company’s Certificate of Incorporation, as amended, to declassify the Company’s Board of Directors and to provide for the annual election of directors.

For	Against	Abstentions	Broker Non-Votes
32,004,114	4,345	1,621	3,606,609

(c) Advisory Vote Approving the Compensation of Executive Officers

The stockholders approved, on an advisory basis, the proposal to approve the compensation of the Company’s named executive officers.

For	Against	Abstentions	Broker Non-Votes
31,711,778	276,433	21,869	3,606,609

(d) Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified the Audit Committee’s appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2020. The following sets forth the results of the voting with respect to this proposal.

For	Against	Abstentions	Broker Non-Votes
35,603,473	9,573	3,643	0

ITEM 7.01 Regulation FD Disclosure

CURO Group Holdings Corp. (the “Company”) has prepared updated information for use in connection with upcoming presentations to investors and analysts. A copy of the investor presentation is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this Item 7.01 by reference. A copy of the investor presentation will be available at https://ir.curo.com/.

The information furnished pursuant to this Current Report on Form 8-K shall not be considered “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference into future filings by the Company under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended, unless the Company expressly sets forth in such future filing that such information is to be considered “filed” or incorporated by reference therein. The furnishing of the information in this Current Report on Form 8-K is not intended to, and does not, constitute a determination or admission by the Company that the information herein is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

ITEM 9.01 Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	June 2020 investor presentation

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 10th day of June, 2020.

             CURO Group Holdings Corp.
             By: /s/ Roger Dean______
             Roger Dean
             Executive Vice President and Chief Financial Officer